UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 4, 2006

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                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

       California                     [fill in]                 46-0476193
    (State or other             (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)


        27710 Jefferson Avenue
             Suite A100
        Temecula, California                                         92590
(Address of principal executive offices)                           (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers; Compensatory Arrangements of Certain
Officers.

            On December 4, 2006, Temecula Valley Bank ("Bank"), the principal subsidiary of Temecula Valley Bancorp Inc., entered into an employment agreement with Donald A. Pitcher pursuant to which Mr. Pitcher will continue to be employed as the Bank's Executive Vice President and Chief Financial Officer. Mr. Pitcher's employment agreement provides that he will receive a base salary of $170,000 per year and an annual bonus may be paid upon the recommendation of the Executive Compensation Committee, in the discretion of the Board of Directors. The employment agreement also calls for the continuation of the in effect salary continuation agreement which provides for payments of $80,000 per year for 15 years at age 65.

            If Mr. Pitcher is terminated by the Bank without "cause" or within six months before or after a "change of control" (as such terms are defined in the employment agreement), the employment agreement specifies that the Bank will pay to Mr. Pitcher (i) his base salary earned through the date of termination,
(ii) 12 months of base salary based upon the salary level in effect at termination, (iii) the amount of the most recent annual bonus paid to Mr. Pitcher, and (iv) dental and medical coverage for 12 months after termination with coverage comparable to coverage in effect at termination. Items (ii) and
(iii) are to be paid out over 12 months in equal installments. In the event of a change of control, all options held by Mr. Pitcher will vest.

Item 9.01.  Financial Statements and Exhibits.

            (a) Financial Statements of Businesses Acquired. Not Applicable.

            (b) Pro Forma Financial Information. Not applicable.

            (c) Shell Company Transactions. Not applicable.

            (d) Exhibits.

            Exhibit No.         Description
            -----------         -----------

              10.1 Employment Agreement between Temecula Valley Bank and Donald A. Pitcher dated as of December 4, 2006.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TEMECULA VALLEY BANCORP INC.

Date: December 4, 2006                  By:/s/ STEPHEN H. WACKNITZ
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                                           Stephen H. Wacknitz
                                           Chief Executive Officer and President